Exhibit 99.2

EverBank Financial Corp and Subsidiaries
Quarterly Financial Tables
June 30, 2014

Table of Contents

Table 1	Financial Highlights

Table 2	Consolidated Statements of Income

Table 3	Consolidated Balance Sheets

Table 4	Business Segments Selected Financial Information

Table 5	Average Balances and Interest Rates

Table 6a	Loans and Leases Held for Investment

Table 6b	Deposits

Table 7	General and Administrative Expense

Table 8	Non-Performing Assets

Table 9	Credit Reserves

	Table 9a	Allowance for Loan and Lease Losses Activity
	Table 9b	Allowance for Loan and Lease Losses Ratio
	Table 9c	Reserves for Repurchase Obligations for Loans Sold or Securitized
	Table 9d	Reserves for Repurchase Obligations for Loans Serviced

Table 10	Reconciliation of Non-GAAP Measures

	Table 10a	Adjusted Net Income
	Table 10b	Tangible Equity, Tangible Common Equity and Tangible Assets
	Table 10c	Regulatory Capital (bank level)
	Table 10d	Regulatory Capital (EFC consolidated)

Table 11	Residential Mortgage Lending and Servicing

EverBank Financial Corp and Subsidiaries
Financial Highlights					Table 1
	As of and for the Three Months Ended			As of and for the Six Months Ended
(dollars in thousands, except per share amounts)	Jun 30, 2014	Mar 31, 2014	Jun 30, 2013	Jun 30, 2014	Jun 30, 2013
Operating Results:
Total revenue(1)	$229,459	$215,428	$288,021	$444,887	$565,146
Net interest income	140,191	130,844	141,217	271,035	285,033
Provision for loan and lease losses	6,123	3,071	29	9,194	1,948
Noninterest income	89,268	84,584	146,804	173,852	280,113
Noninterest expense	167,320	161,212	213,540	328,532	425,356
Net income	34,782	31,760	45,993	66,542	85,139
Net earnings per common share, basic	0.26	0.24	0.36	0.50	0.66
Net earnings per common share, diluted	0.26	0.23	0.35	0.49	0.65
Performance Metrics:
Yield on interest-earning assets	4.12%	4.33%	4.40%	4.21%	4.43%
Cost of interest-bearing liabilities	1.02%	1.08%	1.23%	1.05%	1.23%
Net interest margin	3.22%	3.41%	3.33%	3.30%	3.37%
Return on average assets	0.74%	0.75%	1.00%	0.74%	0.93%
Return on average risk-weighted assets(2)	1.15%	1.10%	1.60%	1.12%	1.48%
Return on average equity(3)	8.6%	7.9%	12.7%	8.2%	11.9%
Efficiency ratio(4)	73%	75%	74%	74%	75%
Loans and leases held for investment as a percentage of deposits	110%	104%	94%	110%	94%
Credit Quality Ratios:
Adjusted non-performing assets as a percentage of total assets(5)	0.51%	0.62%	0.92%	0.51%	0.92%
Net charge-offs to average loans held for investment	0.19%	0.12%	0.12%	0.16%	0.17%
ALLL as a percentage of loans and leases held for investment	0.37%	0.45%	0.57%	0.37%	0.57%
Government insured pool buyouts as a percentage of loans and leases held for investment	21%	14%	18%	21%	18%
Capital:
Common equity tier 1 ratio (EFC consolidated, Basel I)(6)	11.5%	12.2%	11.4%	11.5%	11.4%
Tier 1 leverage ratio (bank level)(7)	8.3%	9.1%	8.3%	8.3%	8.3%
Total risk-based capital ratio (bank level)(8)	13.4%	14.3%	13.7%	13.4%	13.7%
Tangible common equity per common share(9)	$12.02	$11.78	$11.00	$12.02	$11.00
Consumer Banking Metrics:
Unpaid principal balance of loans originated	$2,232,872	$1,700,496	$3,250,764	$3,933,368	$6,153,687
Jumbo residential mortgage loans originated	1,108,188	808,138	1,047,687	1,916,326	1,815,971
Unpaid principal balance of loans sold	1,531,713	1,209,755	2,925,765	2,741,468	5,565,895
Unpaid principal balance of loans serviced for the Company and others	50,790,378	60,677,571	61,700,811	55,790,378	61,700,811
Consumer Banking loans as a percentage of loans and leases held for investment	56%	56%	53%	56%	53%
Consumer deposits	$12,050,198	$11,522,607	$11,973,519	$12,050,198	$11,973,519
Commercial Banking Metrics:
Loan and lease originations:
Commercial and commercial real estate	$285,425	$158,013	$340,073	$443,438	$583,542
Equipment financing receivables	398,519	167,490	186,980	566,069	337,579
Commercial Banking loans as a percentage of loans and leases held for investment	44%	44%	47%	44%	47%
Commercial deposits	$1,824,477	$1,765,804	$1,696,347	$1,824,477	$1,696,347
Market Price Per Share of Common Stock:
Closing	$20.16	$19.73	$16.56	$20.16	$16.56
High	20.61	20.00	17.00	20.61	17.29
Low	18.08	16.40	13.93	16.40	12.75
Period End Balance Sheet Data:
Loans and leases held for investment, net	$15,237,916	$13,801,140	$12,793,919	$15,237,916	$12,793,919
Total assets	19,753,820	17,630,948	18,362,872	19,753,820	18,362,872
Deposits	13,874,675	13,288,411	13,669,866	13,874,675	13,669,866
Total liabilities	18,074,372	15,983,309	16,813,489	18,074,372	16,813,489
Total shareholders’ equity	1,679,448	1,647,639	1,549,383	1,679,448	1,549,383
See Notes to Financial Highlights

EverBank Financial Corp and Subsidiaries
Financial Highlights - Notes

(1)	Total revenue is defined as net interest income before provision for loan and lease losses and total noninterest income.

(2)
Return on average risk-weighted assets equals net income divided by average risk-weighted assets. Under the regulatory guidelines for risk-based capital, on-balance sheet assets and credit equivalent amounts of derivatives and off-balance sheet items are assigned to one of several broad risk categories according to the obligor or, if relevant, the guarantor or the nature of any collateral. The aggregate dollar amount in each risk category is then multiplied by the risk weight associated with that category. The resulting weighted values from each of the risk categories are aggregated for determining total risk-weighted assets. For detailed information regarding regulatory capital (EFC consolidated), see Table 10d.

(3)
Return on average equity is calculated as net income less dividends declared on the Series A 6.75% Non-Cumulative Perpetual Preferred Stock divided by average common shareholders' equity (average shareholders' equity less average Series A 6.75% Non-Cumulative Perpetual Preferred Stock).

(4)	The efficiency ratio represents noninterest expense as a percentage of total revenues. We use the efficiency ratio to measure noninterest costs expended to generate a dollar of revenue.

(5)
We define non-performing assets, or NPA, as non-accrual loans, accruing loans past due 90 days or more and foreclosed property. Our NPA calculation excludes government insured pool buyout loans for which payment is insured by the government. We also exclude loans and foreclosed property accounted for under ASC 310-30 because we expect to fully collect the carrying value of such loans and foreclosed property. For more detailed information on NPA, see Table 8.

(6)
The common equity tier 1 ratio is calculated as common tier 1 capital divided by risk-weighted assets. Common tier 1 capital is calculated as tier 1 capital less the Series A 6.75% Non-Cumulative Perpetual Preferred Stock. Under the regulatory guidelines for risk-based capital, on-balance sheet assets and credit equivalent amounts of derivatives and off-balance sheet items are assigned to one of several broad risk categories according to the obligor or, if relevant, the guarantor or the nature of any collateral. The aggregate dollar amount in each risk category is then multiplied by the risk weight associated with that category. The resulting weighted values from each of the risk categories are aggregated for determining total risk-weighted assets. For detailed information regarding regulatory capital (EFC consolidated), see Table 10d.

(7)
Calculated as Tier 1 capital divided by adjusted total assets. Total assets are adjusted for goodwill, deferred tax assets disallowed from Tier 1 capital and other regulatory adjustments. For more detailed information on regulatory capital (bank level), see Table 10c.

(8)
Calculated as total risk-based capital divided by total risk-weighted assets. Risk-based capital includes Tier 1 capital, allowance for loan and lease losses, subject to limitations, and other regulatory adjustments. Under the regulatory guidelines for risk-based capital, on-balance sheet assets and credit equivalent amounts of derivatives and off-balance sheet items are assigned to one of several broad risk categories according to the obligor or, if relevant, the guarantor or the nature of any collateral. The aggregate dollar amount in each risk category is then multiplied by the risk weight associated with that category. The resulting weighted values from each of the risk categories are aggregated for determining total risk-weighted assets. For more detailed information on regulatory capital (bank level), see Table 10c.

(9)
Calculated as tangible common shareholders' equity divided by shares of common stock. Tangible common shareholders' equity equals shareholders' equity less goodwill, other intangible assets and perpetual preferred stock (see Table 10b). Tangible common equity per common share is calculated using a denominator that includes actual period end common shares outstanding. Tangible common equity per common share is a non-GAAP financial measure, and its most directly comparable GAAP financial measure is book value per common share.

EverBank Financial Corp and Subsidiaries
Consolidated Statements of Income					Table 2
	Three Months Ended			Six Months Ended
(dollars in thousands, except per share data)	Jun 30, 2014	Mar 31, 2014	Jun 30, 2013	Jun 30, 2014	Jun 30, 2013
Interest Income
Interest and fees on loans and leases	$170,325	$158,470	$172,723	$328,795	$346,509
Interest and dividends on investment securities	9,818	9,831	14,813	19,649	31,063
Other interest income	110	162	317	272	615
Total interest income	180,253	168,463	187,853	348,716	378,187
Interest Expense
Deposits	23,442	22,607	26,567	46,049	53,390
Other borrowings	16,620	15,012	20,069	31,632	39,764
Total interest expense	40,062	37,619	46,636	77,681	93,154
Net Interest Income	140,191	130,844	141,217	271,035	285,033
Provision for loan and lease losses	6,123	3,071	29	9,194	1,948
Net Interest Income after Provision for Loan and Lease Losses	134,068	127,773	141,188	261,841	283,085
Noninterest Income
Loan servicing fee income	40,417	46,617	47,192	87,034	89,355
Amortization of mortgage servicing rights	(19,026)	(20,572)	(35,945)	(39,598)	(71,023)
Recovery (impairment) of mortgage servicing rights	—	4,941	32,572	4,941	45,127
Net loan servicing income	21,391	30,986	43,819	52,377	63,459
Gain on sale of loans	47,703	33,851	75,837	81,554	158,148
Loan production revenue	5,347	4,579	10,063	9,926	19,552
Deposit fee income	4,533	3,335	4,290	7,868	10,215
Other lease income	3,806	4,905	6,471	8,711	12,882
Other	6,488	6,928	6,324	13,416	15,857
Total noninterest income	89,268	84,584	146,804	173,852	280,113
Noninterest Expense
Salaries, commissions and other employee benefits expense	95,259	97,694	118,457	192,953	228,936
Equipment expense	17,345	18,648	20,707	35,993	40,559
Occupancy expense	7,885	8,072	7,547	15,957	14,931
General and administrative expense	46,831	36,798	66,829	83,629	140,930
Total noninterest expense	167,320	161,212	213,540	328,532	425,356
Income before Income Taxes	56,016	51,145	74,452	107,161	137,842
Provision for Income Taxes	21,234	19,385	28,459	40,619	52,703
Net Income	$34,782	$31,760	$45,993	$66,542	$85,139
Net Income Allocated to Preferred Stock	2,531	2,531	2,531	5,062	5,062
Net Income Allocated to Common Shareholders	$32,251	$29,229	$43,462	$61,480	$80,077
Net Earnings per Common Share, Basic	$0.26	$0.24	$0.36	$0.50	$0.66
Net Earnings per Common Share, Diluted	$0.26	$0.23	$0.35	$0.49	$0.65
Dividends Declared per Common Share	$0.03	$0.03	$0.02	$0.06	$0.04
Dividend payout ratio(1)	11.54%	12.50%	5.56%	12.00%	6.06%
Weighted Average Common Shares Outstanding
(units in thousands)
Basic	122,840	122,684	122,281	122,763	121,934
Diluted	125,389	125,038	124,034	125,205	123,735

(1)	Dividend payout ratio is calculated as dividends declared per common share divided by basic earnings per common share.

EverBank Financial Corp and Subsidiaries
Consolidated Balance Sheets					Table 3
(dollars in thousands)	Jun 30, 2014	Mar 31, 2014	Dec 31, 2013	Sep 30, 2013	Jun 30, 2013
Assets
Cash and due from banks	$65,433	$60,587	$46,175	$109,471	$40,841
Interest-bearing deposits in banks	104,563	439,242	801,603	978,464	448,746
Total cash and cash equivalents	169,996	499,829	847,778	1,087,935	489,587
Investment securities:
Available for sale, at fair value	1,029,667	1,118,646	1,115,627	1,205,340	1,357,752
Held to maturity	118,614	116,984	107,312	109,245	115,319
Other investments	186,818	122,918	128,063	106,450	142,225
Total investment securities	1,335,099	1,358,548	1,351,002	1,421,035	1,615,296
Loans held for sale	1,704,406	596,729	791,382	1,059,947	2,000,390
Loans and leases held for investment:
Loans and leases held for investment, net of unearned income	15,294,644	13,864,109	13,252,724	12,562,967	12,867,388
Allowance for loan and lease losses	(56,728)	(62,969)	(63,690)	(66,991)	(73,469)
Total loans and leases held for investment, net	15,237,916	13,801,140	13,189,034	12,495,976	12,793,919
Equipment under operating leases, net	18,460	24,170	28,126	34,918	39,850
Mortgage servicing rights (MSR), net	437,595	446,493	506,680	501,494	462,718
Deferred income taxes, net	54,351	42,140	51,375	92,253	139,814
Premises and equipment, net	54,844	60,654	60,733	67,282	65,930
Other assets	741,153	801,245	814,874	851,249	755,368
Total Assets	$19,753,820	$17,630,948	$17,640,984	$17,612,089	$18,362,872
Liabilities
Deposits:
Noninterest-bearing	$1,055,556	$1,054,796	$1,076,631	$1,365,655	$1,205,326
Interest-bearing	12,819,119	12,233,615	12,184,709	12,262,021	12,464,540
Total deposits	13,874,675	13,288,411	13,261,340	13,627,676	13,669,866
Other borrowings	3,797,000	2,377,000	2,377,000	1,872,700	2,667,700
Trust preferred securities	103,750	103,750	103,750	103,750	103,750
Accounts payable and accrued liabilities	298,947	214,148	277,881	405,050	372,173
Total Liabilities	18,074,372	15,983,309	16,019,971	16,009,176	16,813,489
Shareholders’ Equity
Series A 6.75% Non-Cumulative Perpetual Preferred Stock	150,000	150,000	150,000	150,000	150,000
Common Stock	1,229	1,227	1,226	1,225	1,224
Additional paid-in capital	837,991	834,460	832,351	830,758	827,682
Retained earnings	744,164	715,599	690,051	677,809	650,866
Accumulated other comprehensive loss	(53,936)	(53,647)	(52,615)	(56,879)	(80,389)
Total Shareholders’ Equity	1,679,448	1,647,639	1,621,013	1,602,913	1,549,383
Total Liabilities and Shareholders’ Equity	$19,753,820	$17,630,948	$17,640,984	$17,612,089	$18,362,872

EverBank Financial Corp and Subsidiaries
Business Segments Selected Financial Information					Table 4
(dollars in thousands)	Consumer Banking	Commercial Banking	Corporate Services	Eliminations	Consolidated
Three Months Ended June 30, 2014
Net interest income	$79,994	$61,780	$(1,583)	$—	$140,191
Provision for loan and lease losses	1,738	4,385	—	—	6,123
Net interest income after provision for loan and lease losses	78,256	57,395	(1,583)	—	134,068
Noninterest income	79,680	9,302	286	—	89,268
Noninterest expense	115,100	27,619	24,601	—	167,320
Income (loss) before income tax	$42,836	$39,078	$(25,898)	$—	$56,016
Total assets as of June 30, 2014	$12,864,427	$6,973,288	$186,630	$(270,525)	$19,753,820
Total deposits as of June 30, 2014	12,050,198	1,824,477	—	—	13,874,675

Three Months Ended March 31, 2014
Net interest income	$72,124	$60,304	$(1,584)	$—	$130,844
Provision for loan and lease losses	1,752	1,319	—	—	3,071
Net interest income after provision for loan and lease losses	70,372	58,985	(1,584)	—	127,773
Noninterest income	74,331	10,116	137	—	84,584
Noninterest expense	111,677	23,964	25,571	—	161,212
Income (loss) before income tax	$33,026	$45,137	$(27,018)	$—	$51,145
Total assets as of March 31, 2014	$11,310,398	$6,349,549	$228,086	$(257,085)	$17,630,948
Total deposits as of March 31, 2014	11,522,607	1,765,804	—	—	13,288,411

Three Months Ended June 30, 2013
Net interest income	$78,354	$64,437	$(1,574)	$—	$141,217
Provision for loan and lease losses	1,233	(1,204)	—	—	29
Net interest income after provision for loan and lease losses	77,121	65,641	(1,574)	—	141,188
Noninterest income	134,020	12,535	249	—	146,804
Noninterest expense	157,429	32,465	23,646	—	213,540
Income (loss) before income tax	$53,712	$45,711	$(24,971)	$—	$74,452
Total assets as of June 30, 2013	$12,012,522	$6,381,921	$194,395	$(225,966)	$18,362,872
Total deposits as of June 30, 2013	11,973,519	1,696,347	—	—	13,669,866

EverBank Financial Corp and Subsidiaries
Average Balances and Interest Rates							Table 5
	Three Months Ended June 30, 2014			Three Months Ended March 31, 2014			Three Months Ended June 30, 2013
(dollars in thousands)	Average Balance	Interest	Yield/ Rate	Average Balance	Interest	Yield/ Rate	Average Balance	Interest	Yield/ Rate
Assets:
Interest-earning assets:
Cash and cash equivalents	$171,693	$110	0.26%	$260,265	$162	0.25%	$616,553	$317	0.21%
Investment securities	1,203,298	8,827	2.94%	1,236,352	9,586	3.10%	1,569,234	14,077	3.59%
Other investments	168,323	991	2.36%	109,685	245	0.91%	136,249	736	2.17%
Loans held for sale	1,159,638	11,293	3.90%	911,273	8,593	3.77%	2,559,305	22,371	3.50%
Loans and leases held for investment:
Consumer Banking:
Residential mortgages	8,427,653	79,750	3.79%	7,061,050	72,526	4.11%	6,220,190	68,346	4.40%
Home equity lines	143,169	1,444	4.05%	149,733	1,054	2.85%	170,039	2,371	5.59%
Other consumer and credit card	5,470	184	13.49%	5,511	306	22.52%	7,221	63	3.50%
Commercial Banking:
Commercial and commercial real estate:
Commercial real estate and other commercial	3,234,109	45,196	5.57%	3,268,299	46,866	5.74%	3,343,202	48,335	5.76%
Mortgage warehouse finance	1,022,151	7,329	2.84%	705,835	5,181	2.94%	1,079,053	8,703	3.19%
Lender finance	587,673	5,824	3.92%	626,410	5,790	3.70%	382,861	4,223	4.36%
Commercial and commercial real estate	4,843,933	58,349	4.79%	4,600,544	57,837	5.03%	4,805,116	61,261	5.07%
Equipment financing receivables	1,363,727	19,305	5.66%	1,246,386	18,154	5.83%	943,101	18,311	7.77%
Total loans and leases held for investment	14,783,952	159,032	4.29%	13,063,224	149,877	4.59%	12,145,667	150,352	4.94%
Total interest-earning assets	17,486,904	$180,253	4.12%	15,580,799	$168,463	4.33%	17,027,008	$187,853	4.40%
Noninterest-earning assets	1,258,917			1,430,854			1,342,084
Total assets	$18,745,821			$17,011,653			$18,369,092
Liabilities and Shareholders’ Equity:
Interest-bearing liabilities:
Deposits:
Interest-bearing demand	$2,847,544	$4,212	0.59%	$2,975,863	$4,366	0.60%	$3,006,281	$5,776	0.77%
Market-based money market accounts	415,544	632	0.61%	411,610	619	0.61%	421,180	758	0.72%
Savings and money market accounts, excluding market-based	4,904,879	7,449	0.61%	5,101,516	7,661	0.61%	5,024,910	9,465	0.76%
Market-based time	576,828	1,125	0.78%	586,588	1,083	0.75%	683,027	1,269	0.75%
Time, excluding market-based	3,507,409	10,024	1.15%	2,876,480	8,878	1.25%	3,345,856	9,299	1.11%
Total deposits	12,252,204	23,442	0.77%	11,952,057	22,607	0.77%	12,481,254	26,567	0.85%
Borrowings:
Trust preferred securities	103,750	1,644	6.35%	103,750	1,644	6.43%	103,750	1,644	6.36%
FHLB advances	3,362,011	14,976	1.76%	1,958,449	13,368	2.73%	2,533,707	18,425	2.88%
Other	24,000	—	0.00%	24,001	—	0.00%	—	—	0.00%
Total borrowings	3,489,761	16,620	1.89%	2,086,200	15,012	2.88%	2,637,457	20,069	3.01%
Total interest-bearing liabilities	15,741,965	40,062	1.02%	14,038,257	37,619	1.08%	15,118,711	46,636	1.23%
Noninterest-bearing demand deposits	1,149,025			1,081,435			1,393,071
Other noninterest-bearing liabilities	195,482			263,745			339,039
Total liabilities	17,086,472			15,383,437			16,850,821
Total shareholders’ equity	1,659,349			1,628,216			1,518,271
Total liabilities and shareholders’ equity	$18,745,821			$17,011,653			$18,369,092
Net interest income/spread		$140,191	3.10%		$130,844	3.25%		$141,217	3.17%
Net interest margin			3.22%			3.41%			3.33%

Memo: Total deposits including noninterest-bearing	$13,401,229	$23,442	0.70%	$13,033,492	$22,607	0.71%	$13,874,325	$26,567	0.76%

(1)	The average balances are principally daily averages, and, for loans, include both performing and non-performing balances.

(2)	Interest income on loans includes the effects of discount accretion and net deferred loan origination costs accounted for as yield adjustments.

(3)	All interest income was fully taxable for all periods presented.

EverBank Financial Corp and Subsidiaries

Loans and Leases Held for Investment					Table 6a
(dollars in thousands)	June 30, 2014	March 31, 2014	December 31, 2013	September 30, 2013	June 30, 2013
Consumer Banking:
Residential mortgages:
Residential	$5,205,043	$5,688,053	$5,153,106	$4,623,219	$4,237,331
Government insured pool buyouts	3,197,348	1,911,773	1,891,637	2,075,395	2,348,785
Residential mortgages	8,402,391	7,599,826	7,044,743	6,698,614	6,586,116
Home equity lines	138,886	147,086	151,916	156,977	169,296
Other consumer and credit card	5,473	5,427	5,154	6,023	6,648
Total Consumer Banking	8,546,750	7,752,339	7,201,813	6,861,614	6,762,060
Commercial Banking:
Commercial and commercial real estate:
Commercial real estate and other commercial	3,234,423	3,243,654	3,276,130	3,278,837	3,366,399
Mortgage warehouse finance	1,310,611	911,223	944,219	851,153	1,292,469
Lender finance	625,335	664,143	592,621	478,497	431,464
Commercial and commercial real estate	5,170,369	4,819,020	4,812,970	4,608,487	5,090,332
Equipment financing receivables	1,577,525	1,292,750	1,237,941	1,092,866	1,014,996
Total Commercial Banking	6,747,894	6,111,770	6,050,911	5,701,353	6,105,328
Loans and leases held for investment, net of unearned income	15,294,644	13,864,109	13,252,724	12,562,967	12,867,388
Allowance for loan and lease losses	(56,728)	(62,969)	(63,690)	(66,991)	(73,469)
Total loans and leases held for investment, net	$15,237,916	$13,801,140	$13,189,034	$12,495,976	$12,793,919
The balances presented above include:
Net purchased loan and lease discounts	$53,134	$79,905	$102,416	$120,321	$130,880
Net deferred loan and lease origination costs	$69,849	$64,688	$54,107	$45,315	$37,232

Deposits					Table 6b
(dollars in thousands)	June 30, 2014	March 31, 2014	December 31, 2013	September 30, 2013	June 30, 2013
Noninterest-bearing demand	$1,055,556	$1,054,796	$1,076,631	$1,365,655	$1,205,326
Interest-bearing demand	2,801,811	2,961,831	3,006,401	2,998,836	3,081,670
Market-based money market accounts	411,633	413,017	413,137	413,427	413,722
Savings and money market accounts, excluding market-based	4,864,459	5,023,585	5,110,992	5,186,243	5,153,072
Market-based time	577,247	583,740	597,858	627,889	637,145
Time, excluding market-based	4,163,969	3,251,442	3,056,321	3,035,626	3,178,931
Total deposits	$13,874,675	$13,288,411	$13,261,340	$13,627,676	$13,669,866

General and Administrative Expense							Table 7
	Three Months Ended					Six Months Ended
(dollars in thousands)	June 30, 2014	March 31, 2014	December 31, 2013	September 30, 2013	June 30, 2013	June 30, 2014	June 30, 2013
Legal and professional fees, excluding consent order expense	$7,475	$7,116	$9,238	$7,158	$7,363	$14,591	$14,386
Credit-related expenses	8,765	7,607	17,168	11,856	11,464	16,372	20,819
FDIC premium assessment and other agency fees	7,199	(443)	6,089	6,708	8,358	6,756	22,060
Advertising and marketing expense	4,932	4,431	5,984	6,516	6,320	9,363	16,701
Subservicing expense	2,482	—	—	—	—	2,482	—
Consent order expense	2,099	756	7,641	32,475	19,292	2,855	32,223
Other	13,879	17,331	13,177	20,555	14,032	31,210	34,741
Total general and administrative expense	$46,831	$36,798	$59,297	$85,268	$66,829	$83,629	$140,930

EverBank Financial Corp and Subsidiaries
Non-Performing Assets(1)					Table 8
(dollars in thousands)	June 30, 2014	March 31, 2014	December 31, 2013	September 30, 2013	June 30, 2013
Non-accrual loans and leases:
Consumer Banking:
Residential mortgages	$22,212	$47,835	$59,526	$60,066	$64,230
Home equity lines	1,903	3,462	3,270	4,164	4,368
Other consumer and credit card	20	33	18	15	243
Commercial Banking:
Commercial and commercial real estate	44,172	23,884	18,569	76,662	60,636
Equipment financing receivables	6,475	5,446	4,527	4,171	2,601
Total non-accrual loans and leases	74,782	80,660	85,910	145,078	132,078
Accruing loans 90 days or more past due	—	—	—	—	—
Total non-performing loans (NPL)	74,782	80,660	85,910	145,078	132,078
Other real estate owned (OREO)	25,530	29,333	29,034	32,108	36,528
Total non-performing assets (NPA)	100,312	109,993	114,944	177,186	168,606
Troubled debt restructurings (TDR) less than 90 days past due	16,687	73,455	76,913	79,664	82,236
Total NPA and TDR(1)	$116,999	$183,448	$191,857	$256,850	$250,842

Total NPA and TDR	$116,999	$183,448	$191,857	$256,850	$250,842
Government insured 90 days or more past due still accruing	2,424,166	1,021,276	1,039,541	1,147,795	1,405,848
Loans accounted for under ASC 310-30:
90 days or more past due	23,159	9,915	10,083	45,104	54,054
OREO	—	—	—	21,240	21,194
Total regulatory NPA and TDR	$2,564,324	$1,214,639	$1,241,481	$1,470,989	$1,731,938
Adjusted credit quality ratios excluding government insured loans and loans accounted for under ASC 310-30:(1)
NPL to total loans	0.44%	0.56%	0.61%	1.07%	0.89%
NPA to total assets	0.51%	0.62%	0.65%	1.01%	0.92%
NPA and TDR to total assets	0.59%	1.04%	1.09%	1.46%	1.37%
Credit quality ratios including government insured loans and loans accounted for under ASC 310-30:
NPL to total loans	14.89%	7.72%	8.12%	9.87%	10.76%
NPA to total assets	12.90%	6.47%	6.60%	7.90%	8.98%
NPA and TDR to total assets	12.98%	6.89%	7.04%	8.35%	9.43%

(1)
We define non-performing assets, or NPA, as non-accrual loans, accruing loans past due 90 days or more and foreclosed property. Our NPA calculation excludes government insured pool buyout loans for which payment is insured by the government. We also exclude loans and foreclosed property accounted for under ASC 310-30 because we expect to fully collect the carrying value of such loans and foreclosed property.

EverBank Financial Corp and Subsidiaries

Allowance for Loan and Lease Losses Activity					Table 9a
	Three Months Ended
(dollars in thousands)	June 30, 2014	March 31, 2014	December 31, 2013	September 30, 2013	June 30, 2013
ALLL, beginning of period	$62,969	$63,690	$66,991	$73,469	$77,067
Charge-offs:
Consumer Banking:
Residential mortgages	1,810	3,165	4,197	3,038	3,271
Home equity lines	163	316	270	430	627
Other consumer and credit card	20	15	4	28	17
Commercial Banking:
Commercial and commercial real estate	4,714	5	2,608	6,081	2,781
Equipment financing receivables	938	1,189	1,209	746	988
Total charge-offs	7,645	4,690	8,288	10,323	7,684
Recoveries:
Consumer Banking:
Residential mortgages	251	566	1,398	70	117
Home equity lines	74	141	134	130	120
Other consumer and credit card	—	—	27	14	18
Commercial Banking:
Commercial and commercial real estate	—	1	306	488	3,549
Equipment financing receivables	196	190	197	75	253
Total recoveries	521	898	2,062	777	4,057
Net charge-offs	7,124	3,792	6,226	9,546	3,627
Provision for loan and lease losses	6,123	3,071	7,022	3,068	29
Other	(5,240)	—	(4,097)	—	—
ALLL, end of period	$56,728	$62,969	$63,690	$66,991	$73,469
Net charge-offs to average loans and leases held for investment	0.19%	0.12%	0.20%	0.30%	0.12%

Allowance for Loan and Lease Losses Ratio					Table 9b
(dollars in thousands)	June 30, 2014	March 31, 2014	December 31, 2013	September 30, 2013	June 30, 2013
ALLL	$56,728	$62,969	$63,690	$66,991	$73,469
Loans and leases held for investment, net of unearned income	15,294,644	13,864,109	13,252,724	12,562,967	12,867,388
ALLL as a percentage of loans and leases held for investment	0.37%	0.45%	0.48%	0.53%	0.57%
Government insured pool buyouts as a percentage of loans and leases held for investment	20.9%	13.8%	14.3%	16.5%	18.3%

Reserves for Repurchase Obligations for Loans Sold or Securitized					Table 9c
	Three Months Ended
(dollars in thousands)	June 30, 2014	March 31, 2014	December 31, 2013	September 30, 2013	June 30, 2013
Loan origination repurchase reserves, beginning of period	$24,428	$20,225	$19,086	$21,960	$24,866
Provision for new sales/securitizations	595	429	635	1,012	846
Provision (release of provision) for changes in estimate of existing reserves	3,400	4,000	1,563	(1,718)	(1,060)
Net realized losses on repurchases	(2,050)	(226)	(1,059)	(2,168)	(2,692)
Loan origination repurchase reserves, end of period	$26,373	$24,428	$20,225	$19,086	$21,960

Reserves for Repurchase Obligations for Loans Serviced					Table 9d
	Three Months Ended
(dollars in thousands)	June 30, 2014	March 31, 2014	December 31, 2013	September 30, 2013	June 30, 2013
Loan servicing repurchase reserves, beginning of period	$10,796	$23,668	$22,733	$23,518	$23,599
Provision (release of provision) for change in estimate of existing reserves	(1,303)	(5,037)	3,580	4,531	1,690
Net realized losses on repurchases	(3,691)	(7,835)	(2,645)	(5,316)	(1,771)
Loan servicing repurchase reserves, end of period	$5,802	$10,796	$23,668	$22,733	$23,518

EverBank Financial Corp and Subsidiaries
Reconciliation of Non-GAAP Measures

Adjusted Net Income							Table 10a
	Three Months Ended					Six Months Ended
(dollars in thousands, except per share data)	Jun 30, 2014	Mar 31, 2014	Dec 31, 2013	Sep 30, 2013	Jun 30, 2013	Jun 30, 2014	Jun 30, 2013
Net income	$34,782	$31,760	$18,451	$33,150	$45,993	$66,542	$85,139
Non-recurring regulatory related expense, net of tax	1,294	465	4,807	20,203	12,042	1,759	23,467
Increase (decrease) in Bank of Florida non-accretable discount, net of tax	423	311	(68)	(439)	(538)	734	412
MSR impairment (recovery), net of tax	—	(3,063)	(9,109)	(21,783)	(20,194)	(3,063)	(27,978)
Restructuring cost, net of tax	—	630	16,090	3,242	—	630	—
OTTI losses on investment securities (Volcker Rule), net of tax	425	—	2,045	—	—	425	—
Adjusted net income	$36,924	$30,103	$32,216	$34,373	$37,303	$67,027	$81,040
Adjusted net income allocated to preferred stock	2,531	2,531	2,531	2,532	2,531	5,062	5,062
Adjusted net income allocated to common shareholders	$34,393	$27,572	$29,685	$31,841	$34,772	$61,965	$75,978
Adjusted net earnings per common share, basic	$0.28	$0.22	$0.24	$0.26	$0.28	$0.50	$0.62
Adjusted net earnings per common share, diluted	$0.27	$0.22	$0.24	$0.26	$0.28	$0.49	$0.61
Weighted average common shares outstanding:
(units in thousands)
Basic	122,840	122,684	122,595	122,509	122,281	122,763	121,934
Diluted	125,389	125,038	124,420	124,124	124,034	125,205	123,735

Tangible Equity, Tangible Common Equity and Tangible Assets					Table 10b
(dollars in thousands)	Jun 30, 2014	Mar 31, 2014	Dec 31, 2013	Sep 30, 2013	Jun 30, 2013
Shareholders’ equity	$1,679,448	$1,647,639	$1,621,013	$1,602,913	$1,549,383
Less:
Goodwill	46,859	46,859	46,859	46,859	46,859
Intangible assets	4,759	5,286	5,813	6,340	6,867
Tangible equity	1,627,830	1,595,494	1,568,341	1,549,714	1,495,657
Less:
Perpetual preferred stock	150,000	150,000	150,000	150,000	150,000
Tangible common equity	$1,477,830	$1,445,494	$1,418,341	$1,399,714	$1,345,657

Total assets	$19,753,820	$17,630,948	$17,640,984	$17,612,089	$18,362,872
Less:
Goodwill	46,859	46,859	46,859	46,859	46,859
Intangible assets	4,759	5,286	5,813	6,340	6,867
Tangible assets	$19,702,202	$17,578,803	$17,588,312	$17,558,890	$18,309,146

EverBank Financial Corp and Subsidiaries
Reconciliation of Non-GAAP Measures (continued)

Regulatory Capital (bank level)							Table 10c
(dollars in thousands)		Jun 30, 2014		Mar 31, 2014	Dec 31, 2013	Sep 30, 2013	Jun 30, 2013
Shareholders’ equity		$1,714,454		$1,686,414	$1,662,164	$1,648,152	$1,598,419
Less:	Goodwill and other intangibles	(50,328)		(50,700)	(51,072)	(51,436)	(51,807)
	Disallowed servicing asset	(29,028)		(26,419)	(20,469)	(39,658)	(36,182)
	Disallowed deferred tax asset	(61,737)		(62,682)	(63,749)	(64,462)	(65,406)
Add:	Accumulated losses on securities and cash flow hedges	52,121		51,507	50,608	54,392	78,181
Tier 1 capital		1,625,482		1,598,120	1,577,482	1,546,988	1,523,205
Add:	Allowance for loan and lease losses	56,728		62,969	63,690	66,991	73,469
Total regulatory capital		$1,682,210		$1,661,089	$1,641,172	$1,613,979	$1,596,674

Adjusted total assets		$19,660,793		$17,539,708	$17,554,236	$17,510,528	$18,287,359
Risk-weighted assets		12,579,476		11,597,320	11,467,411	11,120,048	11,656,698

Regulatory Capital (EFC consolidated)							Table 10d
(dollars in thousands)		Jun 30, 2014		Mar 31, 2014	Dec 31, 2013	Sep 30, 2013	Jun 30, 2013
Shareholders’ equity		$1,679,448		$1,647,639	$1,621,013	$1,602,913	$1,549,383
Less:	Preferred stock	(150,000)		(150,000)	(150,000)	(150,000)	(150,000)
	Goodwill and other intangibles	(50,328)		(50,700)	(51,072)	(51,436)	(51,807)
	Disallowed servicing asset	(29,028)		(26,419)	(20,469)	(39,658)	(36,182)
	Disallowed deferred tax asset	(61,737)		(62,682)	(63,749)	(64,462)	(65,406)
Add:	Accumulated losses on securities and cash flow hedges	53,936		53,647	52,615	56,879	80,389
Common tier 1 capital		$1,442,291		$1,411,485	$1,388,338	$1,354,236	$1,326,377
			11,600,258,000
Risk-weighted assets		$12,583,537		11,600,258	11,469,483	11,120,445	11,656,997

EverBank Financial Corp and Subsidiaries

Residential Mortgage Lending and Servicing					Table 11
	Three Months Ended
(dollars in thousands)	Jun 30, 2014	Mar 31, 2014	Dec 31, 2013	Sep 30, 2013	Jun 30, 2013
Key Metrics:
Mortgage lending volume:
Agency	$1,124,684	$892,358	$1,188,032	$1,933,155	$2,203,077
Jumbo	1,108,188	808,138	808,001	767,004	1,047,687
Mortgage lending volume	$2,232,872	$1,700,496	$1,996,033	$2,700,159	$3,250,764
Mortgage loans sold:
Agency	$804,015	$897,234	$1,382,970	$1,793,944	$2,138,392
Jumbo	447,408	54,210	30,656	911,100	305,931
GNMA	176,734	255,021	254,641	450,386	478,058
Other	103,556	3,290	9,322	9,027	3,384
Mortgage loans sold	$1,531,713	$1,209,755	$1,677,589	$3,164,457	$2,925,765
Unpaid principal balance of loans serviced for the Company and others	$50,790,378	$60,677,571	$61,035,320	$61,274,075	$61,700,811
Average servicing fee	0.29%	0.29%	0.29%	0.29%	0.29%
Applications	$1,656,807	$1,534,751	$2,374,710	$2,491,569	$2,917,663
Rate locks	1,664,388	1,461,488	1,272,266	1,360,608	1,811,349
Mortgage Lending Volume by Channel:
Retail	$1,225,568	$781,241	$884,934	$1,023,790	$1,208,436
Consumer Direct	461,115	414,726	639,105	924,408	1,019,457
Correspondent	546,189	504,529	471,994	751,961	1,022,871
Purchase Activity (%):
Retail	80%	70%	67%	66%	49%
Consumer Direct	13%	5%	4%	3%	4%
Correspondent	60%	44%	53%	49%	41%
Total	61%	46%	43%	40%	32%